================================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)



One Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                   (Zip code)

                           ---------------------------

                             RESOURCE AMERICA, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                   72-0654145
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)


                         TABLE OF ADDITIONAL REGISTRANTS

-------------------------------------------------------------- ----------------- ----------------------------
ENTITY NAME                                                          EIN           STATE OF INCORPORATION
-------------------------------------------------------------- ----------------- ----------------------------
Atlas Energy Holdings, Inc.                                    51-0403866        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Atlas America, Inc.                                            51-0404430        Delaware
-------------------------------------------------------------- ----------------- ----------------------------

-------------------------------------------------------------- ----------------- ----------------------------
ENTITY NAME                                                          EIN           STATE OF INCORPORATION
-------------------------------------------------------------- ----------------- ----------------------------
Atlas America, Inc.                                            23-2977199        Pennsylvania
-------------------------------------------------------------- ----------------- ----------------------------
AIC, Inc.                                                      51-0367948        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Anthem Securities, Inc.                                        25-1803726        Pennsylvania
-------------------------------------------------------------- ----------------- ----------------------------
Atlas Energy Corporation                                       25-1243697        Ohio
-------------------------------------------------------------- ----------------- ----------------------------
Atlas Energy Group, Inc.                                       25-1243696        Ohio
-------------------------------------------------------------- ----------------- ----------------------------
AED Investments, Inc.                                          51-0367949        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Atlas Resources, Inc.                                          25-1390937        Pennsylvania
-------------------------------------------------------------- ----------------- ----------------------------
ARD Investments, Inc.                                          51-0367950        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Pennsylvania Industrial Energy, Inc.                           25-1713313        Pennsylvania
-------------------------------------------------------------- ----------------- ----------------------------
Atlas Information Management, LLC                              25-1807156        Pennsylvania
-------------------------------------------------------------- ----------------- ----------------------------
Resource Energy, Inc.                                          34-1749963        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
REI-NY, Inc.                                                   31-1561431        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Well Services, Inc.                                   34-1735319        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Viking Resources Corporation                                   23-3011984        Pennsylvania
-------------------------------------------------------------- ----------------- ----------------------------
RFI Holding Company, Inc.                                      31-1092341        Ohio
-------------------------------------------------------------- ----------------- ----------------------------
Viking Investments, Inc.                                       31-0807394        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Atlas Noble Corp.                                              23-3058777        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Financial Fund Management, Inc.                       04-3686974        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
RAI Ventures, Inc.                                             23-3052654        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Capital Partners, Inc.                                13-4214163        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Leasing, Inc.                                         51-0367697        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
FLI Holdings, Inc.                                             51-0397288        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
LEAF Financial Corp.                                           51-0269559        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
LEAF Capital Management, Inc.                                  73-1632247        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
LEAF Asset Management, Inc.                                    75-3019975        Delaware
-------------------------------------------------------------- ----------------- ----------------------------

-------------------------------------------------------------- ----------------- ----------------------------
ENTITY NAME                                                          EIN           STATE OF INCORPORATION
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties, Inc.                                      23-2720234        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties II, Inc.                                   23-2691634        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resources Properties IV, Inc.                                  23-2746778        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties VI, Inc.                                   23-2720144        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties VIII, Inc.                                 23-2746781        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XII, Inc.                                  51-0365087        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XIV, Inc.                                  51-0365089        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XV, Inc.                                   51-0365091        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XVII, Inc.                                 23-2836316        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XVIII, Inc.                                23-2836317        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XX, Inc.                                   23-2836319        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XXII, Inc.                                 51-0374874        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XXIII, Inc.                                51-0374875        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XXIV, Inc.                                 51-0374876        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XXV, Inc.                                  51-0374877        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XXVI, Inc.                                 52-2005749        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XXVII, Inc.                                52-2005752        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XXVIII, Inc.                               51-0374878        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XXIX, Inc.                                 51-0374879        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XXX, Inc.                                  51-0374880        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XXXI, Inc.                                 51-0365095        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XXXII, Inc.                                52-2048719        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XXXIII, Inc.                               52-2048721        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XXXIV, Inc.                                52-2048722        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XXXV, Inc.                                 52-2048723        Delaware
-------------------------------------------------------------- ----------------- ----------------------------


-------------------------------------------------------------- ----------------- ----------------------------
ENTITY NAME                                                          EIN           STATE OF INCORPORATION
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XXXVI, Inc.                                52-2048726        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XXXVIII, Inc.                              52-2048730        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XL, Inc.                                   52-2048733        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XLI, Inc.                                  23-2929392        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XLII, Inc.                                 23-2929390        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XLIV, Inc.                                 23-2929382        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XLVI, Inc.                                 23-2929377        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XLVII, Inc.                                23-2972692        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties XLIX, Inc.                                 23-2953181        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties 50, Inc.                                   23-3015612        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties 51, Inc.                                   23-2966221        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties 52, Inc.                                   23-2980334        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties 53, Inc.                                   23-2980335        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Properties 54, Inc.                                   23-2980336        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
CP/GP, Inc.                                                    23-2936954        Pennsylvania
-------------------------------------------------------------- ----------------- ----------------------------
Chesterfield Mortgage Investors, Inc.                          23-2990541        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
ES GP, Inc.                                                    23-2953583        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
F.M. Sheridan Land, Inc.                                       23-2484361        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
RAI Financial, Inc.                                            51-0365093        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Commercial Mortgages, Inc.                            52-2005750        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Financial Services, Inc.                              23-2873436        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Housing Investors I, Inc.                             23-2916186        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Housing Investors II, Inc.                            23-2916188        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Housing Investors III, Inc.                           23-2916190        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Housing Investors IV, Inc.                            23-2916191        Delaware
-------------------------------------------------------------- ----------------- ----------------------------

-------------------------------------------------------------- ----------------- ----------------------------
ENTITY NAME                                                          EIN           STATE OF INCORPORATION
-------------------------------------------------------------- ----------------- ----------------------------
Resource Programs, Inc.                                        23-2544941        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
Resource Rittenhouse, Inc.                                     01-0691140        Delaware
-------------------------------------------------------------- ----------------- ----------------------------
WS Mortgage Acquisition Corporation                            23-2929368        Delaware
-------------------------------------------------------------- ----------------- ----------------------------


1845 Walnut Street, Suite 1000
Philadelphia, Pennsylvania                                        19103
(Address of principal executive offices)                          (Zip code)

                           ---------------------------

                            12% Senior Notes due 2008
                       (Title of the indenture securities)

================================================================================

1. General information. Furnish the following information as to the Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

---------------------------------------------------------------- --------------------------------------------

                       Name                                                        Address
---------------------------------------------------------------- --------------------------------------------
         Superintendent of Banks of the State of                 2 Rector Street, New York, N.Y.
         New York                                                10006, and Albany, N.Y. 12203

         Federal Reserve Bank of New York                        33 Liberty Plaza, New York, N.Y.
                                                                 10045

         Federal Deposit Insurance Corporation                   Washington, D.C. 20429

         New York Clearing House Association                     New York, New York 10005

         (b) Whether it is authorized to exercise corporate trust powers.

         Yes.

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 29th day of January, 2003.


                                          THE BANK OF NEW YORK


                                          By:  /S/    STACEY POINDEXTER
                                               ----------------------------
                                               Name:  STACEY POINDEXTER
                                               Title: ASSISTANT TREASURER

                                                                       EXHIBIT 7
                                                                       ---------


--------------------------------------------------------------------------------

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                    Dollar Amounts
                                                                                      In Thousands
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..                                 $3,735,469
   Interest-bearing balances...........................                                  3,791,026
Securities:
   Held-to-maturity securities.........................                                  1,140,688
   Available-for-sale securities.......................                                 15,232,384
Federal funds sold in domestic offices.................                                  1,286,657
Securities purchased under agreements to
   resell..............................................                                  1,035,718
Loans and lease financing receivables:
   Loans and leases held for sale......................                                    869,285
   Loans and leases, net of unearned
     income..................................34,695,130
   LESS: Allowance for loan and
     lease losses...............................645,382
   Loans and leases, net of unearned
     income and allowance..............................                                 34,049,748
Trading Assets.........................................                                  9,044,881
Premises and fixed assets (including capitalized
   leases).............................................                                    823,722
Other real estate owned................................                                        778
Investments in unconsolidated subsidiaries and
   associated companies................................                                    226,274
Customers' liability to this bank on acceptances
   outstanding.........................................                                    249,803
Intangible assets......................................
   Goodwill............................................                                  1,852,232
   Other intangible assets.............................                                     54,714
Other assets...........................................                                  4,961,572
                                                                                       -----------
Total assets...........................................                                $78,354,951
                                                                                       ===========


                                                                                    Dollar Amounts
                                                                                      In Thousands
LIABILITIES
Deposits:
   In domestic offices.................................                                $32,962,289
   Noninterest-bearing.......................12,792,415
   Interest-bearing..........................20,169,874
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................                                 24,148,516
   Noninterest-bearing..........................445,725
   Interest-bearing..........................23,702,791
Federal funds purchased in domestic
  offices..............................................                                    959,287
Securities sold under agreements to repurchase.........                                    491,806
Trading liabilities....................................                                  2,916,377
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases).......                                                      1,691,634
Bank's liability on acceptances executed and
   outstanding.........................................                                    251,701
Subordinated notes and debentures......................                                  2,090,000
Other liabilities......................................                                  5,815,688
                                                                                       -----------
Total liabilities......................................                                $71,327,298
                                                                                       ===========
Minority interest in consolidated
   subsidiaries........................................                                    500,019

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus.............................................                                          0
Common stock...........................................                                  1,135,284
Surplus................................................                                  1,056,724
Retained earnings......................................                                  4,218,003
Accumulated other comprehensive income.................                                   (117,623)
Other equity capital components........................                                          0
                                                                                       -----------
Total equity capital...................................                                  6,527,634
                                                                                       -----------
Total liabilities minority interest and equity capital.                                $78,354,951
                                                                                       ===========

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                   -
Thomas A. Renyi     |
Gerald L. Hassell   |                    Directors
Alan R. Griffith    |
                   -